Exhibit 99.1

Mosaic ImmunoEngineering Inc.

INDEX TO FINANCIAL STATEMENTS

FOR the period MARCH 30, 2020 (date of inception) to MAY 31, 2020

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and Board of Directors

Mosaic ImmunoEngineering Inc.

Opinion on the Financial Statements

We have audited the accompanying balance sheet of Mosaic ImmunoEngineering Inc. (the "Company") as of May 31, 2020, the related statements of operations, stockholders’ deficit, and cash flows for the period March 30, 2020 (date of inception) to May 31, 2020, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of May 31, 2020, and the results of its operations and its cash flows for the period March 30, 2020 (date of inception) to May 31, 2020, in conformity with accounting principles generally accepted in the United States of America.

Going Concern

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has been recently formed with minimal cash on hand and has not yet generated any revenues. These matters raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ KMJ Corbin & Company LLP

We have served as the Company's auditor since 2020.

Irvine, California

October 14, 2020

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Mosaic ImmunoEngineering Inc.

Balance Sheet

May 31, 2020

ASSETS
Current assets:
Cash	$500
Receivable from founders	63
Total current assets	563

Total assets	$563

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accrued payable to founders	$1,011
Total current liabilities	1,011

Total liabilities	1,011

Commitments and contingencies

Stockholders’ deficit:
Common Stock, $0.0001 par value; 1,000,000 shares authorized, no shares issued and outstanding at May 31, 2020	–
Common Stock subscribed and not yet issued	63
Additional paid-in capital	–
Accumulated deficit	(511)
Total stockholders’ deficit	(448)
Total liabilities and stockholders’ deficit	$563

See accompanying notes to financial statements

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Mosaic ImmunoEngineering Inc.

Statement of Operations

For the Period March 30, 2020 (date of inception) to May 31, 2020
Operating expenses:
General and administrative	$511
Total operating expenses	511

Loss before provision for income taxes	(511)

Provision for income taxes	–

Net loss	$(511)

Basic loss per common share	$–

Diluted loss per common share	$–

Weighted average number of common shares outstanding – basic	–
Weighted average number of common shares outstanding – diluted	–

See accompanying notes to financial statements.

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Mosaic ImmunoEngineering Inc.

Statement of Stockholders’ Deficit

	Common Stock		Common Stock	Additional Paid-in	Accumulated	Total Stockholders’
	Shares	Amount	Subscribed	Capital	Deficit	Deficit
Balance, March 30, 2020 (date of inception)	–	$–	$–	$–	$–	$–

Common stock subscribed and not yet issued to founders	–	–	63	–	–	63

Net loss	–	–	–	–	(511)	(511)

Balance, May 31, 2020	–	$–	$63	$–	$(511)	$(448)

See accompanying notes to financial statements.

-

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Mosaic ImmunoEngineering Inc.

Statement of Cash Flows

For the Period March 30, 2020 (date of inception) to May 31, 2020
Operating activities:
Net loss	(511)
Adjustments to reconcile net loss to net cash provided by operating activities:
Changes in operating assets and liabilities:
Accrued payable to founders	1,011
Net cash provided by operating activities	500

Net increase in cash	500
Cash, March 30, 2020 (date of inception)	–
Cash, May 31, 2020	$500

Supplemental Disclosure of Cash Flow Information:
Cash paid for income taxes	–

Supplemental Disclosure of Non-Cash Financing Activities:
Common stock subscribed and not yet issued	$63

See accompanying notes to financial statements.

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Mosaic ImmunoEngineering Inc.

Notes to Financial Statements

1.        Organization and Business

Mosaic ImmunoEngineering Inc. (the “Company”, “Mosaic”, “we”, “us”, or “our”), a private biotechnology company based in Novato, California, was organized under Delaware law on March 30, 2020 (date of inception). On July 1, 2020, the Company signed a two-year option agreement with Case Western Reserve University (“Option Agreement”), granting the Company the exclusive right to license a novel platform technology using nanotechnology-based immunostimulatory agents  for the treatment and prevention of cancer and infectious diseases (see Note 5).

Liquidity and Management’s Plans

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. At May 31, 2020, the Company had cash of $500 and has not yet generated any revenues. Therefore, our ability to continue our operations is highly dependent on our ability to raise capital to fund future operations. We anticipate, based on currently proposed plans and assumptions that our cash on hand will not satisfy our operational and capital requirements through twelve months from the date of this report.

There are a number of uncertainties associated with our ability to raise additional capital and we have no current arrangements with respect to any additional financing. In addition, the continuation of disruptions caused by COVID-19 may cause investors to slow down or delay their decision to deploy capital based on volatile market conditions which will adversely impact our ability to fund future operations. Consequently, there can be no assurance that any additional financing on commercially reasonable terms, or at all, will be available when needed. The inability to obtain additional capital will delay our ability to conduct our business operations. Any additional equity financing may involve substantial dilution to our then existing stockholders. The above matters raise substantial doubt regarding our ability to continue as a going concern.

2.        Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements and the related disclosures as of May 31, 2020 and for the period March 30, 2020 (date of inception) to May 31, 2020 have been prepared in accordance with accounting principles generally accepted in the United States (“U.S. GAAP” or “GAAP”) and include the accounts of Mosaic. As of May 31, 2020, Mosaic had no subsidiaries.

Financial Instruments and Concentrations of Credit Risk

Financial instruments that potentially subject us to concentrations of credit risk consist principally of cash. Cash is maintained with a high quality financial institution. As of May 31, 2020, deposits held with a financial institution did not exceed the amount of insurance provided by the Federal Deposit Insurance Corporation or FDIC. We perform an ongoing evaluation of the financial institution to limit our concentration of risk exposure.

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Fair Value of Financial Instruments

Our financial instruments consist of cash and accrued payable to founders. The carrying value of these financial instruments approximates fair value because of the immediate or short-term maturity of the instruments.

Income Taxes

We follow authoritative guidance in accounting for uncertainties in income taxes. This authoritative guidance prescribes a recognition threshold and measurement requirement for the financial statement recognition of a tax position that has been taken or is expected to be taken on a tax return and also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. Under this guidance we may only recognize tax positions that meet a “more likely than not” threshold.

Assessment of Contingent Liabilities

We may be involved in various legal matters, disputes, and patent infringement claims which arise in the ordinary course of our business. We accrue for any estimated losses at the time when we can make a reliable estimate of such loss and it is probable that it has been incurred. By their very nature, contingencies are difficult to estimate. We continually evaluate information related to all contingencies to determine that the basis on which we have recorded our estimated exposure is appropriate.

Income (Loss) Per Share

Basic income (loss) per share includes no dilution and is computed by dividing net income (loss) available to common stockholders by the weighted average number of common shares outstanding for the period. Diluted earnings per share reflect the potential dilution of securities that could share in the earnings of an entity. As of May 31, 2020, there were no options, warrants, or other securities outstanding that could share in the earnings of Mosaic.

Use of Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, revenues and expenses, and the disclosure of contingent assets and liabilities in the financial statements and accompanying footnotes. Actual results could differ from those estimates. On an ongoing basis, we evaluate our estimates, if any.

Intellectual Property Rights

Pursuant to the Option Agreement, we have up to two years to obtain a full license agreement from Case Western Reserve University, including rights to the underlying intellectual property, provided we achieve certain milestones (see Note 5).

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3.        Accrued Payable to Founders

At May 31, 2020, accrued payable to founders of $1,011 represents advances to the Company to establish the Company and a bank account for operations. Such amount does not earn interest and is not convertible into any other security.

4.        Stockholders’ Equity

Authorized Capital

At May 31, 2020, the Company had 1,000,000 shares of common stock authorized, par value of $0.0001, and no shares issued and outstanding. In connection with the License Option Agreement (see Note 5), in August 2020, the Company filed an amended and restated certificate of incorporation (“Amended Certificate”), which designated two classes of common stock identified as Class A Common Stock and Class B Common Stock, of which, 900,000 shares of Class A Common Stock were authorized and 100,000 shares Class B Common Stock were authorized, each with a par value of $0.0001. Both classes of Common Stock are identical, except the Class B Common Stock included certain anti-dilution rights, as required under the License Option Agreement (see Note 5).

Stock Option Plan

We have not adopted any stock option or compensation plan as of May 31, 2020.

Common Stock Subscribed and Not Yet Issued to Founders

The Company reserved 630,000 shares as common stock subscribed and not yet issued for founders of the Company that were predetermined. The fair market value, representing the par value of the aggregate shares of Common Stock, was $63. During July 2020, the receivable from founders of $63 at May 31, 2020 was received in full.

5.        Subsequent Events

License Option Agreement

On July 1, 2020, we signed an option agreement (“License Option Agreement”) with Case Western Reserve University (“CWRU”), granting the Company the exclusive right to license technology for a novel platform technology using virus-like nanoparticles to treat and prevent cancer and infectious diseases in humans and for veterinary use. Under the License Option Agreement, CWRU granted the Company the exclusive option for a period of two (2) years to negotiate and enter into a license agreement with CWRU, provided that we meet certain diligence milestones, including but not limited to, (i) delivering a development plan within 18 months, (ii) raising $3 million in either equity, debt, or grant funding, or a combination thereof within 18 months, (iii) generating sufficient pre-clinical data to support the identification of the initial field of use to support the initial planned clinical indication for the technology, (iv) determining manufacturing processes and cGMP requirements to manufacture the initial product for use in toxicology studies, and (v) identifying required toxicology studies required to support Phase I clinical trials in the initial field of use. In addition, the parties agreed to the royalty rates payable on net sales of licensed products to fall within the range of 4% to 8% and the parties agree to negotiate in good faith the final licensing terms.

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Under the License Option Agreement, Mosaic issued CWRU 70,000 shares of Class B Common Stock, representing 10% of the fully diluted shares of common stock outstanding of Mosaic. The Class B Stock includes certain anti-dilution protections (“anti-dilution issuance rights”), whereby CWRU will continue to maintain ownership equal to 10% of the fully diluted shares of common stock outstanding, including for such purposes all other convertible securities outstanding and reserved for issuance except stock options issued and outstanding and reserved for issuance under a board approved employee stock option plans reserving for issuance no more than ten percent (10%) of the outstanding common stock of the Company then outstanding, until we raise at least $1 million from the sale of either preferred or common stock, or a combination thereof (“Capital Threshold”). In addition, pursuant to the Option Agreement, any net working capital acquired under a reverse merger or acquisition shall be applied against the Capital Threshold.

The anti-dilution issuance rights under the Option Agreement meet the definition of a derivative instrument under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 815, Derivatives and Hedging. We will initially record the fair value as a derivative liability with a corresponding charge to research and development expense and mark-to-market at each reporting period, with changes in fair value recognized in other income (expense) in the statement of operations at each period-end while this derivative instrument is outstanding. The liability will be valued using a Monte Carlo simulation model, which models the value of the liability based on the change of several key variables, including the time to the capital raise, the probability of the capital raise, as well as the fair value of our common stock.

In addition, if we enter into a license agreement with CWRU, we would be responsible for the reimbursement of all past patent costs incurred by CWRU though the date of the License Option Agreement, which amount has been estimated to be approximately $267,000.

Stock Purchase Agreement

On August 19, 2020, we entered into a stock purchase agreement (the “Stock Purchase Agreement”) with Patriot Scientific Corporation (“Patriot”), PTSC Sub One Inc., (as “Buyer” and together with the Patriot, the “Buyer Parties”), and Mosaic (defined as “Target”), and certain stockholders of the Target set for therein (as “Sellers”), and together with the Target and Sellers, the “Seller Parties”) pursuant to which, Buyer will buy from Sellers 630,000 shares of its Class A common stock (“Class A Stock”), par value $0.0001 per share, and 70,000 shares of its Class B common stock (“Class B Stock”), par value $0.0001 per share, together the Class A Stock and Class B Stock shall collectively be referred to as “Target Common Stock”, representing 100% of the issued and outstanding common stock of the Target as of August 19, 2020. The transaction closed on August 21, 2020, and in exchange for the Target Common Stock, the holders of the Class A Stock received 630,000 shares of the Patriot’s Series A Convertible Preferred Stock (“Series A Preferred”) and holders of the Class B Stock received 70,000 shares of the Patriot’s Series B Convertible Preferred Stock (“Series B Preferred”). Each share of the Series A Preferred; shall (a) convert into 5,097.053 shares of common stock of Patriot, (b) possess full voting rights, on an as-converted basis, as the common stock of Patriot, and (c) have no dividend rate. Each share of the Series B Preferred; shall (a) convert into 5,734.185 shares of common stock of Patriot, (b) possess full voting rights, on an as-converted basis, as the common stock of Patriot, (c) have no dividend rate, and (d) shall possess certain anti-dilution protections as defined in the Series B Certificate of Designations. On a fully diluted, as converted basis, the Sellers shall own 90% of the issued and outstanding common stock of the Patriot.

We have evaluated subsequent events after the balance sheet date and through the filing date of these financial statements, and based on our evaluation, management has determined that no subsequent events have occurred that would require recognition in the accompanying financial statements or disclosure in the notes thereto other than as disclosed in the accompanying notes.

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